SUBSCRIPTION AGREEMENT

BofI Holding, Inc.
12777 High Bluff Drive
Suite 100
San Diego, CA 92130

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:
1.     This Subscription Agreement (this “Agreement”) is made as of the date set forth below between BofI Holding, Inc., a Delaware corporation (the “Company”), and the Investor.
2.     The Company has authorized (or will have authorized prior to the Closing) the sale and issuance to certain investors of up to 22,000 shares (the “Shares”) of its 6.0% Series B Non-Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), for a purchase price of $1,000 per share (the “Purchase Price”). The Preferred Stock has the rights, preferences, privileges and restrictions set forth in the Certificate of Designations in the form attached hereto as Exhibit A.
3.     The offering and sale of the Shares (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3, Registration No. 333-163339 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended), that have or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (c) if applicable, a preliminary prospectus related to the Offering (together with the Base Prospectus, the “Statutory Prospectus”), and (d) a Prospectus Supplement (the “Prospectus Supplement” and together with the Statutory Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission) along with the Company's counterpart to this Agreement. The Prospectus shall not contain any material non-public information other than as it relates to the Offering. Except with respect to the material terms and conditions of the Offering, the Company confirms that neither it nor any other person acting on its behalf has provided the Investor or its agents or counsel with any information that the Company believes constitutes or might constitute material, non-public information.
4.     The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares of Preferred Stock set forth on the signature page below, for the aggregate purchase price set forth on the signature page. The Shares shall be purchased pursuant to the “Terms and Conditions for Purchase of Shares” attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. A minimum of 7,000 Shares (the “Minimum Shares”) shall be issued and sold in the Offering at the Closing.

5.    The manner of settlement of the Shares purchased by the Investor will be delivery of a physical stock certificate, registered in the Investor's name and address as set forth below, and released by Computershare Trust Company, N.A., the Company's transfer agent (the “Transfer Agent”), to the Investor at the Closing. ON OR BEFORE THE CLOSING, THE INVESTOR SHALL REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:
BofI Federal Bank    ABA# 122287251
12777 High Bluff Drive, Suite 100, San Diego, CA 92130
For further credit to : BofI Holding, Inc.: Account# 122287251
Ref: Series B Preferred Subscription Agreement

6.     The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a FINRA member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the Closing, and (c) assuming the accuracy of the outstanding share information of the Company contained in the Registration Statement, ), neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Shares, acquired, or obtained the right to acquire, or shall own or control following consummation of the transactions contemplated hereby, 9.9% or more of the outstanding shares of Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. List any exceptions in the line below: ____________________________________________________________________________.
(If no exceptions, write “none.” If left blank, response will be deemed to be “none”.)
7.     The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Statutory Prospectus, which includes the final Base Prospectus, dated January 6, 2010, which is a part of the Company's Registration Statement, the documents incorporated by reference therein, and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement and the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission) along with the Company's counterpart to this Agreement.
8.     No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company sending (orally, in writing, or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by or on behalf of the Company and the Investor has been delivered the Prospectus Supplement.

[Signature page follows]
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: ______________, 2011

INVESTOR
Print Name: ______________________________
Signature: _______________________________
If Investor is an entity:
Name of signatory: _____________________________
Title of signatory: ______________________________
Address: _________________________
_________________________________

Shares of Preferred Stock Purchased: _________________
Purchase Price Per Share: $1,000
Aggregate Purchase Price: $ ________________________

AGREED AND ACCEPTED THIS ____ DAY OF _______________, 2011:

BOFI HOLDING, INC.

By: _____________________________

Print Name: ______________________

Title: ___________________________

ANNEX I
TERMS AND CONDITIONS FOR PURCHASE OF SHARES
1.     Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.
2.     Agreement to Sell and Purchase the Shares.
2.1     At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these “Terms and Conditions for Purchase of Shares” are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.
2.2     The Company may enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and complete sales of Shares to them. The Investor and the Other Investors, if any, are hereinafter sometimes collectively referred to as the “Investors”, and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements”.
3.     Closings and Delivery of the Shares and Funds.
3.1     Closing. The completion of the purchase and sale of the Shares (the “Closing”) is subject to the satisfaction of certain closing conditions set forth herein, and the Closing shall occur at a place and time (the “Closing Date”) mutually agreed by the Company and the Investors but no later than the latest time for Closing allowed under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.
3.2    Conditions to the Company's Obligations. The Company's obligation to issue and sell the Shares to the Investor shall be subject to: (a) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (b) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of those undertakings of the Investor in this Agreement to be fulfilled prior to the Closing Date.
3.3    Conditions to the Investor's Obligations. The Investor's obligation to purchase the Shares will be subject to (i) the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, and (ii) the sale by the Company of at least the Minimum Shares at the same price per share at Closing. The Investor's obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Shares that they have agreed to purchase from the Company.

3.4     Delivery of Funds. On or before Closing, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the following account designated by the Company:
BofI Federal Bank    ABA# 122287251
12777 High Bluff Drive, Suite 100, San Diego, CA 92130
For further credit to : BofI Holding, Inc.: Account# 122287251
Ref: Series B Preferred Subscription Agreement

Such funds shall be held by the Company in a segregated account until the Closing. Investor shall also furnish to the Company a completed W-9 form (or, in the case of an Investor who is not a United States citizen or resident, a W-8 form).
4.     Representations, Warranties and Covenants of the Investor.
    4.1     The Investor represents and warrants to, and covenants with, the Company that (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, (b) the Investor has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) the Investor, in connection with its decision to purchase the number of Shares set forth on the Signature Page, is relying only upon the Disclosure Package, the documents incorporated by reference therein and the representations and warranties of the Company contained herein in making a decision to purchase the Shares.
    4.2     The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required. If the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.
    4.3     The Investor further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
    4.4     The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

    4.5     The Investor represents, warrants and agrees that, since the date on which the Company first contacted such Investor about the Offering, it has not engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company's securities). The Investor covenants that it will not engage in any transactions in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.
5.     Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.
6.     Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:
(a)     if to the Company, to:
BofI Holding, Inc.
12777 High Bluff Drive, Suite 100
San Diego, CA 92130
Attention: Andrew J. Micheletti
Facsimile: (858) 350-0443
with copies to:
Reed Smith LLP
355 South Grand Ave., Suite 2900
Los Angeles, CA 90071
Attention: Allen Z. Sussman, Esq.
Facsimile: (213) 457-8030

(b)    if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.
7.     Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
9.     Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
10.     Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
11.     Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties by facsimile or by e-mail delivery of a “.pdf” format data file. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).
12.     Confirmation of Sale. The Investor acknowledges and agrees that such Investor's receipt of the Company's counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company's sale of Shares to such Investor.
13.     Press Release. The Company agrees to file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) disclosing the material terms of the Offering and including a form of this Agreement within the timeframes required for such filing by the rules and regulations of the SEC. The Company shall not disclose the name of the Investor or its investment adviser in any press release or other public statement about the Offering, except if such disclosure is required by law, in which case the Company shall promptly provide the other party with prior notice of such public statement or communication.

US_ACTIVE-106866736.1
EXHIBIT A
BOFI HOLDING, INC.
INVESTOR QUESTIONNAIRE
Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate: ____________________________

2.	The relationship between the Investor and the registered holder listed in response to item 1 above (if not the same): ____________________________

3.	The mailing address of the registered holder listed in response to item 1 above:
________________________________________________
________________________________________________
________________________________________________

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above: ____________________________.